Combined Amended and Restated Rule 18f-3 Multi-Class Plan, including Exhibit B (amended as of February 16, 2006).  Incorporated herein by reference to exhibit (n) to Post-Effective Amendment No. 26 to the Registrant’s Registration Statement as filed with the Securities and Exchange Commission on May 5, 2006 (Accession Number 0001047469-06-006552).